Investor Presentation

September 2010

CHINA RUITAI INTERNATIONAL HOLDINGS CO. LTD.







We make consumer products better, stronger, safer and longer lasting.

RUITAI

www.ruitai.com

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995: Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements .

Potential risks and uncertainties include, but are not limited to, such factors as unanticipated changes in product demand, interruptions in the supply, downturns in the Chinese economy, changes in applicable regulations, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct.

Company Vision

" As consumer products mature in China, we want to be the leading supplier of cellulose ether in the Chinese market and a recognized exporter of cellulose ether worldwide. "

- We make consumer products better, stronger, safer and longer lasting
- We are the leading cellulose ether manufacturer in China
- We have a global sales network
- We maintain a diversified product portfolio
- We constantly develop new products to address current and prospective customer needs
- Our management team is experienced in our industry



President Xing Fu Lu

China Ruitai's Product

What is Cellulose Ether ?

Cellulose ether is an organic, cotton-based chemical that dissolves in water and solvents for use as **a thickening and bonding agent in liquids and solids and a stabilizer in foods.**

- As an adhesive, ***Hydroxypropyl Methyl Cellulose*** **("HPMC")** are used as binding agents in adhesives such as glues or other construction materials.
- As a food stabilizer or filler, ***Microcrystalline Cellulose ("MC")*** is a stabilizer in foods or inactive filer in tablets and pharmaceuticals.
- As a thickening and bonding agent, ***Hydroxyethyl Cellulose ("HC') and Ethyl Cellulose ("EC")*** are used in cosmetics, shampoos, gels as well as pharmaceuticals.
- Ginned cotton is the key raw materials for producing cellulose ether



Cotton Crops



Cotton .



Cellulose Ether

Select Financials

China RuiTai International Holding Co.	CRUI : OTCBB
Sector	Industrial / Processed Chemicals
Fiscal Year	December 31st
Last-Traded Price (9/1/10)	$0.55
52-Week Range	$0.33 - $1.60
Average Volume (3 mo)	1,360
Common Shares Outstanding (6/30/10)	26.0 M
Market Capitalization	$14.3 M
Management Ownership	84%
2009 Revenue	$35.7 M ▼13.1%
2009 Net Income	$5.6 M ▲ 8.4%
2009 Diluted EPS	$0.21 ▲8.5%
2010 Guidance **REVENUES** **NET INCOME** **EPS**	 **$ 43.0 M** ▲ 20.4 % **$7.0 M** ▲ 25.0 % **$0.27** ▲ 23.8%

RUITAI

Corporate Overview




Shandong
Ruitai

- Original manufacturer of cellulose ether in China
- The largest manufacturer of cellulose ether in China
- Located in Wenyang, Shandong province
- 12 major product categories marketed under the trademarked brand names "RuiTai™" and "Rutocel™" through 30 distribution offices throughout China.
- 10 production lines with annual production capacity of 8,500 tons
- 555 full-time employees

Milestones

2000
- In Oct, Tai An Ruitai Cellulose Co, Ltd. was established
- 1st and 2nd production lines with Annual designed production capacity was 500 tons (HPMC, MC)

2001
- In May, EC was successfully developed
- 3rd HEC production line was launched (annual production capacity 500 tons)

2002
- In July, H-HPC was developed
- 4th HPC production line was launched (annual production capacity 170 tons)
- 5th production line with annual capacity of 750 tons was launched

2003
- HEMC was developed
- 6th production line with annual capacity of 3000 tons was launched

2004
- MCC was developed
- 7th production line with annual capacity of 450 tons was launched

2005

2006
- 8th production line with annual capacity of 1300 tons was launched

2007
- 9th production line with annual capacity of 1500 tons was launched
- In November, Shandong Ruitai Co, Ltd. conducted RTO on OTCBB\

2008

2009

2010
- 10th production line with annual capacity of 500 tons of EC launched

Product Categories

MC / HPMC / HEC / EC

12 major product categories with 260 industry-specefic products

MC *(Microcrystalline Cellulose)*
Consumption grade for toothpaste, pharma and food additives.
Gross Profit Margin: 17 – 20%



Revenue Contribution (%)
FY2009
HEC, 3%
Other, 4%
EC, 5%
MC, 18%
HPMC, 70%

HEC and EC *(Hydroxyethyl Cellulose and Ethyl Cellulose)*
Normal grade for shampoo, paint and glossy gels and pharma.
Gross Profit Margin: 40 – 45%

HPMC *(Hydroxypropyl Methyl Cellulose)* Epoxy component for cement and adhesive applications.
Gross Profit Margin: 25 – 30%

Product Uses

Wide Applications for Non-Ionic Cellulose Ether

Construction

Latex paint, cement applications as thickener and adhesive

Pharmaceutical

Membrane reagent, stabilizer, thickener

Food and Personal Care

Thickening agent in jam, ice cream, and toothpaste

Cosmetics

Thickener for shampoo and lipstick

Petro-chemical

Basic component in PVC



Global Demand

Global demand for nonionic cellulose ether in 2009 was 650K tons and expected to reach 750K tons in 2010* with a Long –term CAGR of 9.1%

Nonionic cellulose ether global demand by industry


15%
25%
15%
45%
Pharmaceutical
PVC
Construction
Other

Source: * Cellulose Industry Association

Domestic Demand

Nonionic cellulose ether consumption by industry


HPMC
Construction
Latex paint, mortar dry mix, paint filler
25,000 tons/yr
EC
Pharmaceutical
Membrane re-agent, disperser, stabilizer, thickener
10,000 tons/yr
HPMC
Petroleum
HPMC being used in petroleum drilling
8,000 tons/yr
Domestic Market
Total: 66,500 tons/yr
MC. HEC & EC
Food & Cosmetic
Toothpaste, ice cream, eye-drops, thickener and stabilizer
3,500 tons/yr
HPMC
Others
e.g. Military
5,000 tons/yr or above
HPMC
PVC
HPMC improves quality and performance
15,000 tons/yr

Domestic output of nonionic cellulose ether in 2009 was approximately 45,000 tons. The gap between output and demand was fulfilled by import

Source: Cellulose Industry Association

Attractive Industry Outlook

Domestic demand driven by key consumer and infrastructure verticals

- Policy stimulus in 2010:
  *Construction materials go to village**
- Product properties difficult to substitute

International markets provide opportunities

- Attractive international marketplace looking for lower cost cellulose products.

China maintains labor and raw material cost advantage

- China Ruitai's products are less expensive than imports and competitive in export markets

Industry consolidation opportunities

- Fragmented market offers capacity and customer growth through acquisitions

Source: * No. 1 documents from Central Government in 2010 issued at Jan 31st 2010

Facilities and Production Lines

- Staff of 555 including manufacturing on 10 production lines, sales, marketing, administration and research and development.
- Since 2000, China Ruitai has built a succession of production lines, each year.
- Current capacity of 10 production lines total approximately 8,500 tons per year.
- Production lines are able to manufacture 260 different types of cellulose ether tailored to specific product manufacturing needs.
- Lines are able to "adapt" to new product requirements and differing blends of cellulose ethers specific to customers' product requirements.







Research and Development

- Research team of 36 and actively recruiting from top chemical engineering programs in the Shandong Province.
- Long-term relationship with prestigious academic institutes:
  - Guangzhou Chemical Research Institute
  - Jinxi Chemical Research Institute
  - Shenyang Medical College
  - China Pharmaceutical University
  - Wuxi Chemical Research Institute
- Research teams coordinate with sales to meet strict customer requirements





Raw Materials - Cotton

- Ginned cotton is the key raw material for producing cellulose ether and comprises 45% of total COGS.
- The price of cotton has been tracking higher since mid-2009. During 1Q10, cotton prices averaged 84.64 cents per pound ($1,862/ton).
- China Ruitai works to match raw material price fluctuations to customer pricing
- The Company believes cotton pricing has peaked in 2010


Cotton Price 2009 – 2010
Avg price ($/ton)
$2,500
$2,000
$1,500
$1,000
$500
$1,199
$1,380
$1,431
$1,657
$1,862
$2,025
$2,047
$2,047
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10e
4Q10e
Source: National Cotton Council of America

Sales and Customer Base

Stable sales network	
	95% direct sales to the customer
	Factory-direct sales force with industry significant experience
	4 sales offices in Beijing and Shanghai
	Additional sales offices in Guangzhou, Qingdao, Nanjing, Chongqing, Chengdu, Shenyang and Urumqi

Broad customer base	
	Domestic distribution into over 30 provinces managed by 30 sales offices
	Exports to US, Europe, Japan, India, South Korea

Source: * 12 months ended December 31, 2009

Competition

DOMESTIC

Fragmented market with majority focused on the construction industry

Relatively concentrated market in pharmaceutical, food and petro-chemical industries

Main established competitors are:

- **ShanDong Heda** - 5,000 tons/yr
- **Hercules China** - 3,000 tons/yr
- **Huzhou Zhanwang** – 3,000 tons/yr

INTERNATIONAL

Established Competitors include **Dow Chemical** (US), **Shin-Etsu** (Japan), **Hercules** (US), and **Clariant Co** (Germany), **Samsung Fine** (South Korea)

Higher price due to high production and labor costs associated with cotton cultivation and procurement

International companies have difficulty competing with Chinese producers competitive prices

With 8,500 tons of annual production,
China Ruitai is the Leading Manufacturer in China

Management Team

Damming Ma *Chairman & CEO*	• Chairman Ma started the Company in 2000 was the original manufacturer of cellulose ether in China. • Mr. Ma is a Professional Accountant with close to 20 years of experience in the chemical industries in China. • He has formerly served as Finance Manager for FeiCheng JinTai Company, FeiCheng Oil Chemical Plant, and FeiCheng RuiTai Fine Chemical Company, Ltd.
Xing Fu Lu President	• Xing Fu Lu is a professional engineer with over 25 years of experience. • Previously the General Manager in FeiCheng Oil Chemical Plant, and FeiCheng RuiTai Fine Chemical Company, Ltd
Gang Ma CFO	• Gang Ma was appointed Chief Financial Officer on November 8, 2007. • Previously, Mr. Ma worked for Shangdong GMB Company from August 1995 to July 1999 in the company's financial and accounting department.
Crystal Tang, VP of Finance	• Worked as associate in PricewaterCoopers investment management group. • Graduated from University of Illinois with a Master's of Accounting.

Revenue Growth

- Total revenue for the first six months of fiscal 2010 was $21.4 M, up 28.2% from $16.7 M in the prior year's period.
- Adding to the revenues for the first six months of 2010 were company sales to new customers resulting from a price promotion to secure new customers in the second quarter of 2010.


US$ mn
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$38.4
$41.4
$35.7
$35.7
$43.0
$16.7
$21.4
2007
2008
2009
TTM 2010
2010 G*
H1 2009
H1 2010

*On August 17, 2010 management reaffirmed its 2010 guidance of $43 million in revenues, $7.0 in net income and $0.27 in earnings per share for the period ended December 31, 2010.

Gross Profits and Margins

- The gross profit margin decreased by 8.0% for the six months ended June 30, 3010, from 37.2% to 29.2%, compared to the same period of fiscal 2009 as a result of the increase in price for cotton, the Company's main raw material.
- Ruitai is passing through price increases in Q3 and expects 35% gross profit for the balance of the year.



$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
40.0%
35.0%
30.0%
25.0%
20.0%
$11.9
$13.0
$11.9
$11.9
$6.2
$6.3
31.0%
31.4%
33.3%
33.3%
37.2%
29.2%
2007
2008
2009
TTM 2010
H1 2009
H1 2010
Gross Profit
Gross Margin

Net Income Growth

- Net income for the first half of fiscal year 2010 was $3.4 M, compared to $2.6 M in the prior year's corresponding period, a 29.7% increase year over year.
- Ruitai strictly controls costs to maximize earnings



$8.0
$6.0
$4.0
$2.0
$0.0
20.0%
15.0%
10.0%
5.0%
$4.9
$5.2
$5.6
$6.4
$2.6
$3.4
12.8%
12.7%
15.7%
17.9%
15.6%
15.9%
2007
2008
2009
TTM 2010
H1 2009
H1 2010
Net Income
Net Margin

RUITAI

Summary Statements

INCOME

FY ended Dec 31 ($'s in millions)	2008 (Audited)	2009 (Audited)	1H 2010 (Unaudited)	**Mgmt. Guidance***
Revenues	41.1	35.7	21.4	**43.0**
Y/Y Growth	*7.0%*	*-13.1%*		
Gross Profit	13.0	23.9	6.3	
Gross Profit Margin	*31.6%*	*66.8%*	*29.2%*	
Operating Income	8.3	7.7	4.9	
Operating Margin	*20.1%*	*21.6%*	*22.7%*	
Net Income	5.2	5.6	3.4	**7.0**
Net Margin	12.6%	15.7%	15.7%	**16.3%**

*On August 17, 2010 management reaffirmed its 2010 guidance of $43 million in revenues, $7.0 in net income and $0.27 in earnings per share for the period ended December 31, 2010.

BALANCE SHEET

($'s in millions)	Dec 31, 2008 (Audited)	Dec 31, 2009 (Audited)	June 30, 2010 (Unaudited)
Cash and Equivalents	5.3	10.2	12.2
Current Assets	57.3	64.4	73.1
Total Assets	82.1	120.2	128.5
Current Liabilities	66.0	96.2	100.9
Total Liabilities	66.0	98.1	102.9
Total Stockholders' Equity	16.2	22.0	25.6

Summary Cash Flow

($'s in thousands)	Six months ended June 30, 2010	2009
Cash Flow from Operating Activities		
Net Income	3,390	2,614
Depreciation	1,170	633
Amortization of land use rights	54	53
Stock based compensation	0	165
Change in Operating Assets and Liabilities:		
Restricted cash	(2,346)	(10,082)
Accounts receivable	(3,565)	(1,793)
Notes receivable	2,615	(778)
Advance to suppliers	(361)	0
Inventories	732	1,084
Other receivable	(3,326)	(513)
Accounts payable	1,492	437
Notes payable	(1,613)	10,229
Advance from customers	727	188
Income Tax Payable	227	358
Other payables	269	(9)
Net Cash Provided by Operating Activities	**(532)**	**2,589**
Cash Flows from Investing Activities		
Purchase of property and equipment	(1,369)	(1,146)
Net Cash Provided by (Used In) Investing Activities	**(1,369)**	**(1,146)**
Net Cash Provided by (Used In) Financing Activities	**3,815**	**(4,905)**
Effect of exchange rate changes on cash	80	8
Net Change in Cash and Cash Equivalents	**1,994**	**-3,454**
Cash and Cash Equivalents at Beginning of Period	10,174	5,319
Cash and Cash Equivalents at End of Period	12,169	1,865

Growth Strategies

- Capture greater domestic share through aggressive sales and marketing programs
- Focus sales and production on high margin products
- Grow international markets via distributors
- Develop new products for specific industries
- Increase Ruitai™ brand equity and recognition

Contact Us

Company:
Crystal Tang VP - US Office
(212)-899-5131 Fax:(212) 899-3189
1221 Avenue of Americas Suite 4200
New York, NY 10020
crystal@rutocel.com ; tmqcrui@gmail.com
Mr. Dianmin Ma, CEO
Wenyang Town, Feicheng City ShanDong, China 271603
Telephone: 86 538 38 50 703
http://www.ruitai.com
http://www.rutocel.com

Investor Relations:
John T. Mattio, SVP
HC International, CT and NY
(203) 616 5144
John.mattio@hcinternational.net

Auditor: Bernstein & Pinchuck LLP
Drew Bernstein
Seven Penn Plaza,New York, NY 10001
(212) 279-7900

Internal Control advisor: UHY Advisors
Melanie Chen
19 west 44th street,New York, NY 10036
(212) 381-4700

Attorney: Loeb & Loeb, LLP
Mitchell S. Nussbaum
345 Park Avenue, New York, NY10154
212.407.4159/212.504.3013

PRC Attorney: B & D Law Firm
Andy Gu
86 10 6478 9105
www.bdlawyer.com.cn

RUITAI

SECTOR: Manufacturing Industry

INDUSTRY: Processed Chemical

China RuiTai International
Wenyang Town
Feicheng City
ShanDong
271603 PRC
Tel: 86-538-38-50-703
www.rutocel.com

Company Contact:
Crystal Tang, VP - US office
(212) 899-5131
crystal@rutocel.com

Investor Relations:
John Mattio
HC International, Inc.
(203) 616-5144
john.mattio@hcinternational.net

SELECT FINANCIALS

CRUI : OTCBB

Current Price (9/10/10)	$0.51
52-Week Price Range	$0.33 - $1.60
Average Volume (3m)	1,360
Market Cap	$ 14.2 M
2009 Shares Basic Diluted	26.0 M 26.0 M
2009 Revenues	$35.7 M ▼13.1%
2009 Net Income	$5.6 M ▲8.4%
2009 Diluted EPS	$0.21 ▲8.5%
Management Ownership	84.0 %
Fiscal Year End	Dec. 31st
Legal	Loeb & Loeb, LLP
Auditor	Bernstein & Pinchuck LLP

China RuiTai International Holdings Co, Ltd (OTCBB: CRUI) . is one of the largest non-ionic cellulose ether producers in China. Cellulose ether is a purified, cotton-based organic chemical that dissolves in water and other organic solvents. It acts as a thickener and stabilizer in aqueous solutions, making it a beneficial additive in a wide variety of commercial products and industries. Cellulose ether is used in the pharmaceutical industry, in PVC products, food and beverage products, the petroleum industry and in cosmetics. As an adhesive, **Hydroxypropyl Methyl Cellulose ("HPMC")** are used as biding agents in adhesives such as glues or other construction materials. As a food stabilizer or filler, **Microcristalline Cellulose ("MC")** is a stabilizer in foods or inactive filer in tablets and pharmaceuticals. As a thickening and bonding agent, **Hydroxyethyl Cellulose ("HC")** and **Ethyl Cellulose ("EC")** are used in cosmetics, shampoos, gels as well as pharmaceuticals.

INVESTMENT HIGHLIGHTS

- Established in 2000, China Ruitai was the first company in China to manufacture and sell cellulose ether in China and remains one of the top producer of cellulose ether in China.
- A staff of 555 employees develop, manufacture and market more than 260 Rutocel-branded, cellulose ether products on 10 production lines with an annual capacity of 8,500 tons. Production lines are able to "adapt" to meet new customer requirements.
- Ginned cotton is the core organic raw material in cellulose ether products and accounts for 55% of costs.
- Ruitai is actively pursuing a shift to higher margin products and has increased year over year net income 8.4% to $5.6 million in 2009.
- Total revenue for the 1H2010 was $41.4 million, up 28.2% versus the prior period. The Company added a total of 468 new customer in the first half of 2010.
- 1H 2010 net income increased 29.7% year over year to $3.4 million at 15.9% net income margins.
- **Ruitai has provided guidance of $43.0 million in revenues, $7.0 million in net income and $0.27 in EPS for 2010.**

FINANCIAL PERFORMANCE

	FY 2007	FY 2008	FY 2009	2009 vs 2008	2010 Guidance
Revenue	$38.4 M	$41.1 M	$35.7 M	▼13.1%	$43.0 M
Gross Profit	$11.9 M	$13.0 M	$23.9 M	▲83.8%	
Net Income	$4.9 M	$5.2 M	$5.6 M	▲8.4%	$7.0 M
EPS	$0.19	$0.20	$0.21	▲8.5%	$0.27

MARKET OPPORTUNITY— INTERNATIONAL and DOMESTIC

- Global demand for nonionic cellulose ether in 2009 was 650K tons and expected to reach 750K tons in 2010 per the Cellulose Industry Association.
- Demand in China/domestic market for nonionic cellulose was 66,500 tons in 2009; the domestic output was 45,000 tons. The gap between supply and demand was fulfilled by import.
- The domestic demand continues to grow; the policy stimulus in 2010 (No 1 documents from Central Government in 2010) on "Construction materials go to village".
- The Chinese market still maintains labor and raw material cost advantage and China Ruitai's products are less expensive than imports.



DIVERSIFIED PRODUCT LINE

- The HPMC (Hydroxypropyl Methyl Cellulose), which is a component for cement and adhesive applications contributed 70% of total revenues in 2009. The Gross Profit Margin for HPMC is 25—30%.
- MC used in pharmaceuticals and food adhesives contributed 18% of revenues and the Gross Profit Margin for MC is 17—20%
- HEC and EC used in normal grade for shampoo, paint and glossy gels contributed 5% of revenues. The Gross Profit Margin for HEC and EC is 40—45%.

2009 Revenue contribution (%)


HEC; 3%
Other; 4%
EC; 5%
MC; 18%
HPMC; 70%


Page 2




CORPORATE OVERVIEW


Shandong
Ruitai

- China RuiTai is an original manufacturer of cellulose ether in China
- Located in Wenyang, Shangdong province, Ruitai is one of the largest non-ionic cellulose ether producers in China
- Twelve major product lines marketed under the trademarked brand names "RuiTai" and "Rutocel" through 30 distribution offices throughout China
- 10 production lines with annual production capacity of 8,500 tons; China Ruitai is the leading manufacturer in China.
- National "Key Hi-Tech" enterprise award for excellence in research, production and marketing capability

RESEARCH AND DEVELOPMENT



- Research department of 36 and actively recruiting from top chemical engineering programs in the Shandong Province.
- Long-term relationship with prestigious academic institutions:
  - Guangzhou Chemical Research Institute
  - Jinxi Chemical Research Institute
  - Shenyang Medical College
  - China Pharmaceutical University
  - Wuxi Chemical Research Institute
- New products introduced over the last few years include HPMC, MC, HPC, and EC

GROWTH STRATEGIES

1. Capture greater domestic market share through aggressive sales and marketing programs
2. Focus on sales and production of high margin products and high margin industries
3. Grow international sales networks through distributors
4. Continually develop new products for specific industries
5. Increase Ruitai™ and Rutocel™ brand awareness and market preference





MANAGEMENT TEAM

Mr. Dianmin Ma – *Chairman and CEO* , Mr. Ma started the Company in 2000 and was the original manufacturer of cellulose ether in China. Mr. Ma is a Professional Accountant with close to 20 years of experience in the chemical industries in China.

Mr. Xing Fu Lu – *President,* Mr. Lu is a professional engineer with over 25 years of experience. Previously the General Manager in FeiCheng RuiTai Fine Chemical Company, Ltd.

Mr. Gang Ma, – *Chief Financial Officer,* Mr. Ma (no relation with Chairman Dianmin Ma) was appointed Chief Financial Officer on November 8, 2007. Previously Mr. Ma worked for Shangdong GMB Company from August 1995 to July 1999 in the company's financial and accounting department.

Ms. Crystal Tang – *VP of Finance,* Ms. Tang worked as an associate in PriceWaterhouseCoopers in the investment management group. She is a graduate of the University of Illinois with a degree in accounting.